REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made as of the date set forth on the signature page hereto, by and between LOTO, INC., a Nevada corporation (the “Company”) and the undersigned, a stockholder of the Company (the “Stockholder”).

WHEREAS, the Company and the Stockholder have entered into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Company shall sell to the Stockholder, and the Stockholder shall purchase from the Company, the shares set forth therein (the “Shares”) of the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”); and

WHEREAS, in connection therewith the parties wish to enter into this Agreement to provide the Stockholder the right to register the number of Shares set forth on the signature page hereto, pursuant to the terms and conditions below;

NOW, THEREFORE, it is agreed between the parties as follows:

1.           Registration Rights.  The Company shall file a registration statement under the Securities Act of 1933, as amended (the “Act”) covering the registration of the Shares within ninety (90) days of the date hereof.

2.           Obligations of the Company.  Whenever required hereunder to effect the registration of the Shares, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to the Shares and use its commercially reasonable efforts to cause such registration statement to become effective and remain effective for a period of up to twelve (12) months or until the distribution contemplated in the registration statement has been completed; provided, however, that (such period shall be extended for a period of time equal to the number of days that the registration statement may be suspended pursuant to Section 8 below.

(b)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c)           Furnish to the Stockholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares.

(d)           Notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(e)           Any determination to register and qualify the securities covered by such registration statement under the blue sky laws of those states of the United States shall be made at the sole discretion of the Company and the Company shall not be required in connection therewith, or as a condition thereto, to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

3.           Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to the registration of the Shares hereunder that the Stockholder shall furnish to the Company such information required to effect the registration of the Shares.

4.           Sale Price.  The Company’s common stock is not traded on any exchange or quoted for trading on any quotation system.  Following effectiveness of registration, none of the Shares may be sold for a sales price other than US$1.25 per share until the Company’s common stock is quoted on the OTC Bulletin Board (the “Restricted Period”), at which time the Shares may be sold at prevailing market prices or privately negotiated prices. The Stockholder hereby acknowledges that can be no assurance that a market maker will agree to file the necessary documents with the Financial Industry Regulatory Authority (FINRA), which operates the OTC Electronic Bulletin Board, nor can there be any assurance that such an application for quotation will be approved.

5.           Short Selling Not Permitted.  The Stockholder will not sell short any security of the Company, and will not allow any security of the Company which they own to be loaned for the purpose of short selling, or to be located for short selling.

6.           Other Restrictions on Stockholders.  The Stockholder hereby represents and warrants as follows:

(a)           The Stockholder will comply with any and all rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) concerning the sale and distribution of the Shares, including but not limited to Regulation M thereunder.

(b)           The Stockholder is aware that the Exchange Act may limit the timing of purchases and sales of the Shares, and will comply with such restriction.

(c)           The Stockholder is aware that under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions.

(d)           The Stockholder is aware that if the Shares are transferred other than pursuant to a sale under a valid registration statement, then subsequent holders will not be permitted to use any current prospectus until a post-effective amendment or prospectus supplement is filed by the Company, naming such holders.

(e)           The Stockholder is aware that the limitations set forth in this Section 6 may affect the marketability of the Shares.

7.           Expenses of Registration.  All expenses incurred in connection with registrations, filings or qualifications herein, including all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1 if the registration is subsequently withdrawn at the request of the Stockholder.

8.           Suspension of Registration. Notwithstanding anything to the contrary contained herein, for not more than twenty (20) consecutive days or for a total of not more than forty (40) days in any twelve (12) month period, the Company may temporarily suspend the use of any registration statement or prospectus if, in the reasonable opinion of counsel to the Company, the Company is required (under federal or state securities laws or any other rules or regulations of any government authority) to update any information contained in the registration statement or prospectus.

9.           Indemnification.  In the event the Shares are included in a registration statement hereunder:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless the Stockholder, its director and officers, any underwriter and each person, if any, who controls the Stockholder (together, the “the Stockholder Indemnified Persons”) against any losses, claims, damages, or liabilities, joint or several, or actions in respect thereof (cumulatively, the “Losses”) to which they may become subject under the Act or the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act or the Exchange Act or any state securities law; and the Company will pay to each Stockholder Indemnified Person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the indemnity obligation contained in this Section 9(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Stockholder Indemnified Person.

(b)           To the extent permitted by law, the Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, any underwriter and each person, if any, who controls the Company within the meaning of the Act (together, the “Company Indemnified Persons”), against any Losses to which any Company Indemnified Person may become subject under the Act or the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by any Stockholder Indemnified Person expressly for use in connection with such registration; and the Stockholder will pay to each Company Indemnified Person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the indemnity obligation contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder (which consent shall not be unreasonably withheld).

(c)           Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties.

(d)           If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other.

10.           Rule 144.  The Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder on a timely basis and will use its best efforts to take such further action as the Stockholder may reasonably request, all to the extent required from time to time to enable the Stockholder to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act and any similar rule or regulation under the federal securities laws.

11.           Assignment of Registration Rights.  The rights to cause the Company to register the Shares hereunder may be assigned by the Stockholder to (a) a purchaser of all of the Shares or (b) any affiliate of the Stockholder, provided that, in each case: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of the transferee, and (ii) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

12.          Expiration of Registration Rights.  The Stockholder’s registration rights hereunder shall expire at such time as the Stockholder can sell all of the Shares in a single transaction without limitation under Rule 144.

13.          Miscellaneous.

a.           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) three (3) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by written notice to the other party hereto.

b.           Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and the Stockholder.

c.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions thereof.

d.           Further Assurances.  The parties agree to take all such further commercially reasonable action(s) as may reasonably be necessary to carry out and consummate the transactions contemplated by this Agreement as soon as practicable, and to take whatever commercially reasonable steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Shares.

e.           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

f.           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and such that the objectives contemplated by the parties when entering into this Agreement may be realized and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

14.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Signatures hereto may be facsimiles or electronically scanned copies which shall be deemed to have the same full force and effect as a manually signed original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written below.

NUMBER OF SHARES SUBJECT TO
REGISTRATION RIGHTS:

DATED: _____________________

LOTO, INC.

By:
Name:
Title:

STOCKHOLDER:

By:
Name:
Title:

Loto Inc.
Series A Investors

Name of Investor	Shares to be Registered
NAC Investments Ltd.	1,833,334
2207496 Ontario Inc.	1,833,333
Ananindeau S.A.	1,833,333
1476448 Ontario Inc.	1,833,333
2207846 Ontario Limited	1,833,334
2208155 Ontario Inc.	1,833,333